BILL OF SALE

BETWEEN:
                      TRANS-NATIONAL SOFTWARE DISTRIBUTORS LTD.
                      53 A Fawcett Road
                      Coquitlam, B.C. V3K 6V2

                      herein called "Transferor"

                                                    OF THE FIRST PART
AND:
                      ZOMEX DISTRIBUTION, INC.
                      53 A Fawcett Road
                      Coquitlam, B.C. V3K 6V2

                      herein called the "Transferee"

                                                     OF THE SECOND PART WHEREAS:



A. The Transferor is the owner of computer software known as Convention System (the "Software"), and the Transferee wishes to acquire the Software;
B. The Transferor holds said Software in Trust for those persons who are stockholders of the Transferor in undivided interests in proportion to such stockholders' shares in the capital of the Transferor;
C.  The Transferor, as trustee for its stockholders has agreed to transfer
    100% of the undivided interests in said Software to the Transferee in exchange for said Transferee issuing to said stockholders shares in the capital stock of the Transferee in the same number as the number of shares held by such stockholders in the capital of the Transferor.

 NOW THEREFORE THIS AGREEMENT WITNESSES that:

 1 . In consideration of $1.00 and other good and valuable consideration, the Transferor hereby transfers, assigns and sets over the Software hereinbefore described, and all the right, title, interest, property, claim and demand of the Transferor thereto and therein, to the Transferee.

 2.  The Transferor hereby covenants and agrees with the Transferee that:

      (a) the Transferor, is now rightfully and absolutely possessed of and entitled to the Software, and to all and every part of them;

      (b) the Transferor has good right to sell, assign, transfer and set over the Software to the Transferee;




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    (c)      the Software are free and clear of all charges and encumbrances of every nature and kind whatsoever save and except for the charges and encumbrances set forth and described in Schedule "A", if any;

     (d) the Transferor will indemnify and save harmless the Transferee from any and all charges and encumbrances not so set forth and described in Schedule "A", if any;

     (e) the Transferee, shall and may from time to time, and at all times hereafter, peaceably and quietly have, hold possess and enjoy the Software without any manner of hindrance, interruption, molestation, claim or demand whatsoever of, from or by the Transferor, or any person whomsoever;

     (f) the Transferor, shall and will from time to time, and at all times hereafter, upon every reasonable request of the Transferee, but at the expense of the Transferee, make, do and execute, or cause or procure to be made, done or executed, all such further acts, deeds, and assurances, for the.- more effectual sale, assignment, transfer and assurance of the said Software to the Transferee as shall be reasonable required by the Transferee.

3. This Agreement shall be governed by and interpreted in accordance with the Laws of the Province of British Columbia.

4. AND IT IS EXPRESSLY AGREED between the parties hereto that all grants, covenants, proviso and agreements, rights, powers, privileges and liabilities contained herein shall be read and held as made by and with, granted to and imposed upon, the respective parties hereto, and their respective heirs, executors, administrators, successors and assigns, the same as if the words, heirs, executors, administrators, successors and assigns had been inscribed in all proper necessary places; AND wherever the singular or the masculine pronoun is used, the same shall be construed as meaning the plural or feminine or the body politic or corporate where the context or the parties hereto so require and where a party is more than one person, all covenants shall be deemed to be joint and several.

Dated: February 26, 1999

WITNESSES                              TRANSFEROR
---------                              ----------

                                       Trans-National Software Distributors Ltd.
--------------------------             by its authorized signatory:
Signature
                                       /s/ Peter Buckley
                                       --------------------------------------
                                           Peter Buckley
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Address



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